UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21842
                                                    -----------

                   First Trust Strategic High Income Fund II
        ---------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ---------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ---------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                            ------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: October 31, 2012
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST
STRATEGIC
High Income
Fund II

                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                                OCTOBER 31, 2012


FIRST TRUST   BROOKFIELD

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                                 ANNUAL REPORT
                                OCTOBER 31, 2012

Shareholder Letter..........................................................   1
At A Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   6
Statement of Assets and Liabilities.........................................  14
Statement of Operations.....................................................  15
Statements of Changes in Net Assets.........................................  16
Statement of Cash Flows.....................................................  17
Financial Highlights........................................................  18
Notes to Financial Statements...............................................  19
Report of Independent Registered Public Accounting Firm.....................  28
Additional Information......................................................  29
Board of Trustees and Officers..............................................  33
Privacy Policy..............................................................  35

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Strategic High Income Fund II (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Brookfield are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

            FIRST TRUST STRATEGIC HIGH INCOME FUND II ANNUAL LETTER
                           FROM THE CHAIRMAN AND CEO

                                OCTOBER 31, 2012


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Strategic High Income Fund II (the "Fund").

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality financial solutions regardless of market ups and downs. We have always believed, as I have written previously, that there are two ways to attain success in reaching your financial goals: staying invested in quality products and having a long-term investment horizon. We are committed to this approach in the products we manage or supervise and offer to investors.

As you know, First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the New Year and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of First Trust Strategic High Income Fund II and Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST STRATEGIC HIGH INCOME FUND II
"AT A GLANCE"
AS OF OCTOBER 31, 2012 (UNAUDITED)

----------------------------------------------------------------------
FUND STATISTICS
----------------------------------------------------------------------
Symbol on New York Stock Exchange                                 FHY
Common Share Price                                             $17.69
Common Share Net Asset Value ("NAV")                           $17.06
Premium (Discount) to NAV                                        3.69%
Net Assets Applicable to Common Shares                   $144,204,625
Current Monthly Distribution per Common Share (1)             $0.1325
Current Annualized Distribution per Common Share              $1.5900
Current Distribution Rate on Closing Common Share Price (2)      8.99%
Current Distribution Rate on NAV (2)                             9.32%

----------------------------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
----------------------------------------------------------------------
            Common Share Price          NAV
10/11       14.51                       16.17
            14.22                       16.03
            14.44                       15.88
            14.35                       15.73
11/11       14.23                       15.48
            14.44                       15.68
            14.57                       15.81
            14.50                       15.81
            15.12                       15.91
12/11       15.28                       16.00
            15.08                       16.02
            15.15                       16.14
            15.71                       16.28
1/12        16.20                       16.51
            16.63                       16.49
            16.89                       16.42
            16.60                       16.53
2/12        17.66                       16.64
            17.48                       16.62
            17.41                       16.52
            17.06                       16.56
            17.15                       16.56
3/12        17.31                       16.62
            17.07                       16.49
            17.09                       16.45
            17.36                       16.54
4/12        17.35                       16.67
            17.11                       16.68
            17.28                       16.67
            15.82                       16.38
5/12        16.76                       16.29
            16.36                       16.04
            16.73                       16.13
            16.38                       16.09
            16.83                       16.30
6/12        17.03                       16.41
            17.00                       16.39
            17.13                       16.49
            17.36                       16.61
7/12        17.58                       16.58
            17.59                       16.64
            17.51                       16.73
            17.46                       16.72
            17.28                       16.80
8/12        17.45                       16.83
            17.30                       16.88
            17.79                       17.16
            17.68                       17.18
9/12        17.84                       17.04
            17.88                       17.04
            17.65                       17.03
            17.69                       17.13
            17.77                       17.08
10/12       17.69                       17.06

--------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------
                                                                  Average Annual Total Return
                                                             -------------------------------------
                                              1 Year Ended   5 Years Ended   Inception (3/28/2006)
                                               10/31/2012     10/31/2012         to 10/31/2012
FUND PERFORMANCE (3)
NAV                                              16.11%         -6.16%              -4.82%
Market Value                                     34.16%         -4.07%              -4.96%

INDEX PERFORMANCE
Barclays Capital Ba U.S. High Yield Index        13.61%          9.40%               8.99%
--------------------------------------------------------------------------------------------------

-------------------------------------------------------
                                           % OF TOTAL
ASSET CLASSIFICATION                      INVESTMENTS
-------------------------------------------------------
Corporate Bonds and Notes                      81.6%
Residential Mortgage-Backed Securities          9.1
Foreign Corporate Bonds and Notes               5.6
Manufactured Housing Loans                      2.1
Commercial Mortgage-Backed Securities           1.3
Senior Floating-Rate Loan Interests             0.3
Collateralized Debt Obligations                 0.0*
Equity                                          0.0*
-------------------------------------------------------
                                      Total   100.0%
                                              ======
* Amount is less than 0.1%.

-------------------------------------------------------
                                            % OF TOTAL
                                           FIXED-INCOME
CREDIT QUALITY (4)                         INVESTMENTS
-------------------------------------------------------
AAA                                             0.8%
AA-                                             0.6
A-                                              1.1
BBB-                                            2.6
BB+                                             5.4
BB                                              9.1
BB-                                             9.5
B+                                             17.5
B                                              15.7
B-                                             16.7
CCC+                                           13.2
CCC                                             2.1
CCC-                                            1.6
CC                                              1.4
C                                               1.4
D                                               1.3
-------------------------------------------------------
                                      Total   100.0%
                                              ======

(1) Most recent distribution paid or declared through 10/31/2012. Subject to change in the future. The distribution was decreased subsequent to 10/31/12. See Note 11 - Subsequent Events in the Notes to Financial Statements.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 10/31/2012. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher.

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                              (FHY) ANNUAL REPORT
                                OCTOBER 31, 2012

                                  SUB-ADVISOR

BROOKFIELD INVESTMENT MANAGEMENT INC.

Brookfield Investment Management Inc. ("Brookfield") serves as the Fund's Sub-Advisor. Brookfield is a wholly-owned subsidiary of Brookfield Asset Management, a global alternative asset manager with approximately $168 billion in assets under management as of September 30, 2012. The firm has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. They offer a range of public and private investment products and services. On behalf of their clients, Brookfield is also an active investor in the public securities markets.

Through their registered investment advisor, Brookfield Investment Management, their public market activities complement the firm's core competencies as a direct investor. These activities encompass global listed real estate and infrastructure equities, corporate high-yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield maintains offices and investment teams in Toronto, Chicago, Boston and London.

                           PORTFOLIO MANAGEMENT TEAM

DANA E. ERIKSON, CFA
MANAGING DIRECTOR

Mr. Erikson, Senior Portfolio Manager and the Head of the Global High Yield Team, is responsible for the firm's corporate high-yield exposures and the establishment of portfolio objectives and strategies. Mr. Erikson has 25 years of investment experience. Prior to joining the firm, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a senior portfolio manager and the Head of the High Yield team. Prior to that, he was Head of High Yield Research. Mr. Erikson received a Bachelor of Arts in Economics from Brown University and an MBA, with honors, from Northeastern University. He is a member of the Boston Security Analysts Society. He holds the Chartered Financial Analyst designation.

ANTHONY BREAKS, CFA
DIRECTOR

Mr. Breaks is a Portfolio Manager on the Securitized Products Investments Team. Mr. Breaks is one of four team leaders in MBS/ABS and is a member of the team's securities analysis committee. In his role, Mr. Breaks is one of the team's portfolio managers. Mr. Breaks also has managed securitized product vehicles, such as SIV, ABCP and CDOs for Brookfield and has experience in insurance company asset management. Mr. Breaks earned a Bachelor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst designation.

                                   COMMENTARY

FIRST TRUST STRATEGIC HIGH INCOME FUND II

The primary investment objective of the First Trust Strategic High Income Fund II ("FHY" or the "Fund") is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities and equity securities that the Sub-Advisor believes offer attractive yield and/or capital appreciation potential. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

MARKET RECAP AND OUTLOOK

High Yield

After a difficult start in November 2011, with the market down 2.2%, the high-yield market performed well for the balance of the fiscal year ended October 31, 2012. For this reporting period, the total return for the BofA Merrill Lynch U.S. High Yield Master II Index was 13.18%,(1) which outperformed the Russell 2000 Index's return of 12.08%.(2) We reference this BofA Merrill Lynch index since we believe it is a good indicator of the yield market. See the Performance Analysis section later in this commentary for the Fund's benchmark performance. Spreads tightened by 138 basis points1 as yields fell from 8.51% to 7.07% during the reporting period. The strong equity market, combined with investors' search for attractive yields, overcame lingering concerns about problems in Europe, the outlook for growth in the U.S., and uncertainty about U.S. elections and their impact on spending, growth and taxes. As of October 31, 2012, current spreads of 574 basis points are still wide of the

-----------------------

1     BofA Merrill Lynch U.S. High Yield Master II Index, Bloomberg

2     Bloomberg

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

400 to 500 basis points that we typically expect to see at this point in the credit cycle. However, with yields at historical lows and the average price in the market above par, our expectations for further spread tightening or price appreciation are muted. Despite our tempered outlook for total return, we find the market attractive from a yield perspective, and believe that it offers sound value for investors when compared to fixed-income alternatives.

Corporate credit continues to be strong, as it has been for the past several years. Companies have been deleveraging their balance sheets since the global financial crisis, and we believe that this has had the effect of improving the high-yield market's overall credit quality. As of October 31, 2012, the trailing 12-month default rate was 1.8%(4) which is well below the long-term average default rate of 4.2%.(5) Actions taken by credit ratings agencies confirm the improving trend in corporate credit as 1.21 times as many high-yield companies were upgraded as were downgraded in the past 12 months.(6) This ratings trend reflects improving corporate balance sheets, the refinancing of near-term debt maturities, and lower interest expense from issuing new, lower-cost debt.

Market supply and demand was generally positive during the reporting period and high-yield mutual funds continued to experience strong inflows.(7) New issue volume was strong as well, with $310 billion of new issuance in the 12 months ended October 31, 2012, compared to $221 billion in 2011. With investors enticed by attractive yields, new issues were generally oversubscribed and traded higher in the secondary market. Approximately 59% of the proceeds from new issuance were used to refinance debt, which has the effect of improving credit quality by eliminating near-term maturities.(8)

Brookfield has been positive on the high-yield market for some time, noting the market's strong and improving credit quality, ample corporate liquidity, and impressive progress on the part of corporate treasurers in managing their debt structures. Investors have taken note of these positive underpinnings, and generally have looked past any external macro-related turmoil or short-term weakness in the equity markets. Indeed, during the most recent equity market sell-off, the Russell 2000 Index was down 5.16% from September 14, 2012 through October 31, 2012; however, the high-yield market was resilient, producing a small positive return of 0.29% during the same period.(9) With these positive fundamentals in place, we continue to view the market favorably; however, we do recognize that there are potential headwinds in coming months, namely lingering issues in Europe, the "fiscal cliff," and the prospect for slowing economic growth in the U.S. as a result of policy decisions in Washington. Absent any major macro event, we do not believe there is meaningful risk to the market and expect that investors looking for an attractive coupon will be appropriately rewarded.

Securitized Products

Securitized Products also had a tough start in November 2011. Three issues weighed on investor sentiment: weakening U.S. economic data, anticipation of higher capital requirements along with tighter regulation for financial institutions, and the threat of a European financial crisis. The market was worried about forced selling of securitized products and weakening performance for securitized assets such as home loans and commercial real-estate loans. From a recent high in March of 2011, the subprime securities index (Markit ABX.HE Index) fell an average of 12%, the prime jumbo mortgage securities index (Markit PrimeX Index) fell an average of 1% and the commercial mortgage securities index (Markit CMBX Index) fell an average of 6%. The Markit ABX.HE Index is a synthetic tradeable index referencing a basket of 20 subprime mortgage-backed securities. The Markit PrimeX Index is a synthetic credit default swap index referencing a basket of prime mortgage-backed securities. The Markit CMBX Index is a synthetic tradeable index referencing a basket of 25 commercial mortgage-backed securities.

At the start of 2012, U.S. economic activity increased and fears over the crisis in Europe were allayed by policy action. On the U.S. economic front, we saw the typical "Spring Thaw" occur early due to unusually warm weather and investors seized on the improving economic data to credit and risk-oriented assets. Trading activity was brisk for the period as large amounts of supply met strong demand from insurance companies and money managers. A notable seller during this period was the Federal Reserve, which began selling assets from its bailout of AIG and Bear Stearns. Although issuance of Residential Mortgage-Backed Securities ("RMBS") continued to be light, there were three new issue deals announced in the first quarter of 2012 and $4 billion of Commercial Mortgage-Backed Securities ("CMBS").

Also notable were those not selling bonds during the period. European banks did not need to sell their structured finance bonds due to policy actions by the European Central Bank ("ECB") to provide financing for these assets. The financing helped keep (euro)200 billion in assets that otherwise would have risked a fire sale-type liquidation. Taken together with the ECB's commitment to cure sovereign ills with their "Open Market Transactions" policy, a European meltdown was forestalled, if not averted.

-----------------------

4     JP Morgan Default Monitor, November 1, 2012, p. 4

5     Ibid., p. 2

6     Ibid., p.10

7     Credit Suisse Leveraged Finance Strategy Monthly p. 10

8     JP Morgan Default Monitor, p. 11

9     BofA Merrill Lynch U.S. High Yield Master II Index, Bloomberg

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

The Federal Reserve extended its commitment to holding interest rates low for an "extended period" to support the U.S. economy and employment. In addition to maintaining an accommodative interest rate policy, the Fed committed to purchasing $40 billion of Agency Mortgage-Backed Securities ("MBS") per month as part of a new quantitative easing or "QE" program and reinvesting all paydowns from its Agency MBS holdings (which is estimated to be approximately $1 trillion). These policies brought down mortgage rates from 4.07% in October 2011 to 3.38% in October 2012. Lower interest rates helped support home prices by making home purchases more affordable and encourages refinancing of existing borrowers in a lower rate mortgage.

Lower interest rates and a stronger economy helped improve home prices for the year. Higher home prices increase the performance of the Fund's RMBS exposure in a number of ways, including better recoveries on defaulted loans, decreased loan delinquency and increased prepayments. Prior to October 2011, most investors expected a further 5 to 10% decline in home prices. Instead, we saw price increases in most regions handily beating expectations during the spring home buying season. While these gains will likely slip as winter approaches, we expect the year to end with a small net gain, which should help mark an official bottom for the housing market.

In our last report, we posted positive returns in securitized products on improving forecasts for collateral performance and lower required yields from investors. These dynamics remain intact as the 2012 calendar year comes to a close. With a contraction in the premium for risk, we remain focused on stability and income. We believe bonds with these characteristics will be the first choice for more conventional investors dipping a toe back into this market. In addition, we will add securities which we believe will benefit the most from a housing recovery. For these reasons, we continue to emphasize various types of private label RMBS and CMBS.

PERFORMANCE ANALYSIS

For the 12 months ended October 31, 2012, the Fund had a total return(10) of 16.11% based on net asset value ("NAV"). For the period, the Fund traded from a discount to NAV of -10.27% to a premium to NAV of 3.69%, resulting in a total return11 of 34.16%, based on market price.

The total return for the Fund's benchmark, the Barclays Capital Ba U.S. High Yield Index, was 13.61% for the 12 months ended October 31, 2012. While the benchmark contains mostly corporate debt, it is important to note that the Fund maintained exposure to structured finance and mortgage-related securities during the period.

As of October 31, 2012, the Fund's leverage was approximately 27.39% of Managed Assets which contributed positively to the Fund's performance during the period. However, the Fund may utilize leverage in an amount up to 33.33% of Managed Assets. Where our overall budget for risk warrants it and when the return opportunities are compelling, we are likely to increase leverage in an attempt to improve returns. In periods of stability, this may be an especially important tool.

An important factor impacting the return of the Fund relative to its benchmarks was the Fund's use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising.

Individual contributors of performance included USG Corp., Pulte Group, and Standard Pacific Corp. Each of these top contributors is related to the homebuilding industry, and sentiment for the housing market improved markedly during the period, as it became increasingly apparent that the U.S. was at last emerging from its multi-year housing bust. Both Standard Pacific Corp. and Pulte Group are homebuilders that are benefitting directly from improved demand for new homes, low inventory levels, and attractive financing for buyers. USG Corp. is a building materials company that is benefitting from both improvements in the new building market, and from growth in repair and remodel construction.

Detractors from performance included Freescale Semiconductor, whose business is suffering from weak demand, particularly in Europe, and increased competition globally. Additional detractors of performance included BALL 2005-MIB L, a junior CMBS that has suffered as more loans fell delinquent, although one which we feel will benefit from collateral recoveries, and Harborview 2005-9 B10, a junior RMBS security that has had coupon payment deferrals and diminished credit enhancement.

-----------------------

10 Total return is based on NAV is the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns and does not reflect sales load. Past performance is not indicative of future results.

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2012


   PRINCIPAL                                                          STATED         STATED
     VALUE                          DESCRIPTION                       COUPON        MATURITY         VALUE
----------------   ---------------------------------------------     ---------    ------------    ------------
CORPORATE BONDS AND NOTES - 107.6%

                   AUTOMOTIVE - 6.6%
$      1,750,000   American Axle & Manufacturing, Inc. (a)......        7.88%       03/01/17      $  1,817,812
         500,000   American Axle & Manufacturing, Inc. .........        6.63%       10/15/22           496,875
       1,750,000   Chrysler Group LLC/Chrysler Group
                      Co-Issuer, Inc. ..........................        8.25%       06/15/21         1,879,062
       1,500,000   Ford Motor Co. (a)...........................        6.50%       08/01/18         1,719,375
       1,950,000   Pittsburgh Glass Works LLC (a) (b)...........        8.50%       04/15/16         1,808,625
         425,000   Tenneco, Inc. ...............................        6.88%       12/15/20           464,844
       1,270,000   Visteon Corp. (a)............................        6.75%       04/15/19         1,312,863
                                                                                                  ------------
                                                                                                     9,499,456
                                                                                                  ------------
                   BASIC INDUSTRY - 16.2%
       1,750,000   AK Steel Corp. (a)...........................        7.63%       05/15/20         1,522,500
         775,000   Alpha Natural Resources, Inc. ...............        6.25%       06/01/21           678,125
       1,675,000   Arch Coal, Inc. (a)..........................        8.75%       08/01/16         1,704,312
       1,750,000   Associated Materials LLC (a).................        9.13%       11/01/17         1,741,250
         500,000   Building Materials Corp. of America (b)......        6.75%       05/01/21           546,250
       1,160,000   Georgia-Pacific LLC (a)......................        7.38%       12/01/25         1,604,364
         415,000   Georgia-Pacific LLC (a)......................        7.25%       06/01/28           538,533
       1,750,000   Hexion US Finance Corp. .....................        9.00%       11/15/20         1,579,375
       1,100,000   Huntsman International LLC (a)...............        8.63%       03/15/21         1,256,750
       1,750,000   Ply Gem Industries, Inc. (a).................        8.25%       02/15/18         1,876,875
       1,700,000   Polymer Group, Inc. (a)......................        7.75%       02/01/19         1,827,500
       1,600,000   Steel Dynamics, Inc. (a).....................        7.63%       03/15/20         1,762,000
       1,250,000   United States Steel Corp. (a)................        7.00%       02/01/18         1,275,000
         675,000   United States Steel Corp. (a)................        7.38%       04/01/20           681,750
       2,100,000   USG Corp. (a) (c)............................        9.75%       01/15/18         2,304,750
       1,225,000   Verso Paper Holdings LLC/Verso Paper,
                      Inc. (b)..................................       11.75%       01/15/19         1,292,375
       1,355,000   Xerium Technologies, Inc. (a)................        8.88%       06/15/18         1,151,750
                                                                                                  ------------
                                                                                                    23,343,459
                                                                                                  ------------
                   CAPITAL GOODS - 8.6%
       1,750,000   Berry Plastics Corp. (a).....................        9.50%       05/15/18         1,911,875
       1,750,000   Coleman Cable, Inc. (a)......................        9.00%       02/15/18         1,872,500
       1,700,000   Crown Cork & Seal Co., Inc. (a)..............        7.38%       12/15/26         1,865,750
       1,755,000   Mueller Water Products, Inc. (a).............        7.38%       06/01/17         1,816,425
       1,750,000   Owens-Illinois, Inc. (a).....................        7.80%       05/15/18         2,021,250
         950,000   Tekni-Plex, Inc. (b).........................        9.75%       06/01/19         1,021,250
       1,100,000   Terex Corp. (a)..............................        8.00%       11/15/17         1,150,875
         650,000   Terex Corp. .................................        6.50%       04/01/20           685,750
                                                                                                  ------------
                                                                                                    12,345,675
                                                                                                  ------------
                   CONSUMER CYCLICAL - 6.7%
       1,750,000   Levi Strauss & Co. (a).......................        7.63%       05/15/20         1,920,625
       1,775,000   Limited Brands, Inc. (a).....................        7.60%       07/15/37         1,839,344
         560,000   Neiman Marcus Group, Inc. (a)................       10.38%       10/15/15           572,606
       1,725,000   Pharmaceutical Product Development,
                      Inc. (b)..................................        9.50%       12/01/19         1,936,312
         550,000   Phillips-Van Heusen Corp. (a)................        7.38%       05/15/20           618,750


Page 6                  See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS - (Continued)
OCTOBER 31, 2012


   PRINCIPAL                                                          STATED         STATED
     VALUE                          DESCRIPTION                       COUPON        MATURITY         VALUE
----------------   ---------------------------------------------     ---------    ------------    ------------
CORPORATE BONDS AND NOTES - (CONTINUED)

                   CONSUMER CYCLICAL - (Continued)
$      2,100,000   Reynolds Group Issuer, Inc. (a)..............        9.00%       04/15/19      $  2,136,750
         550,000   Rite Aid Corp. (a)...........................        9.75%       06/12/16           602,250
                                                                                                  ------------
                                                                                                     9,626,637
                                                                                                  ------------
                   CONSUMER NON-CYCLICAL - 3.9%
       1,700,000   B&G Foods, Inc. (a)..........................        7.63%       01/15/18         1,840,250
       1,069,000   C&S Group Enterprises LLC (b)................        8.38%       05/01/17         1,131,804
         425,000   Cott Beverages, Inc. (a).....................        8.13%       09/01/18           473,875
       1,000,000   Easton-Bell Sports, Inc. (a).................        9.75%       12/01/16         1,078,760
       1,125,000   YCC Holdings LLC ............................       10.25%       02/15/16         1,168,594
                                                                                                  ------------
                                                                                                     5,693,283
                                                                                                  ------------
                   ENERGY - 17.2%
       1,750,000   Breitburn Energy Partners LP/Breitburn
                      Finance Corp. (a).........................        8.63%       10/15/20         1,903,125
         250,000   Breitburn Energy Partners L.P./Breitburn
                      Finance Corp. (b).........................        7.88%       04/15/22           260,000
         425,000   Calfrac Holdings LP (a) (b)..................        7.50%       12/01/20           422,875
       1,875,000   Crosstex Energy LP/Crosstex Energy Finance
                      Corp. (a).................................        8.88%       02/15/18         2,020,312
       2,060,000   EV Energy Partners LP/EV Energy Finance
                      Corp. ....................................        8.00%       04/15/19         2,178,450
         801,163   GMX Resources, Inc. (a) (d)..................       11.00%       12/01/17           764,109
       1,050,000   Hercules Offshore LLC (a) (b)................       10.50%       10/15/17         1,113,000
       1,700,000   Hilcorp Energy I LP/Hilcorp Finance
                      Co. (a) (b)...............................        8.00%       02/15/20         1,870,000
       1,750,000   Key Energy Services, Inc. (a)................        6.75%       03/01/21         1,750,000
         950,000   Linn Energy LLC/Linn Energy Finance
                      Corp. (a).................................        8.63%       04/15/20         1,043,812
         800,000   Linn Energy LLC/Linn Energy Finance
                      Corp. ....................................        7.75%       02/01/21           858,000
       1,750,000   McJunkin Red Man Corp. (a)...................        9.50%       12/15/16         1,892,844
       1,840,000   Niska Gas Storage US LLC/Niska Gas Storage
                      Canada ULC (a)............................        8.88%       03/15/18         1,918,200
       1,275,000   Pioneer Natural Resources Co. (a)............        6.65%       03/15/17         1,519,032
       1,675,000   Plains Exploration & Production Co. (a)......        7.63%       06/01/18         1,783,875
         650,000   Quicksilver Resources, Inc. (a)..............       11.75%       01/01/16           672,750
         294,000   Sesi LLC (a).................................        6.88%       06/01/14           294,550
         250,000   Vanguard Natural Resources LLC/VNR Finance
                      Corp. ....................................        7.88%       04/01/20           255,313
       2,100,000   Venoco, Inc. (a).............................        8.88%       02/15/19         1,858,500
         415,000   W&T Offshore, Inc. ..........................        8.50%       06/15/19           438,863
                                                                                                  ------------
                                                                                                    24,817,610
                                                                                                  ------------
                   FINANCIAL SERVICES - 1.7%
         525,000   General Motors Financial Co., Inc. (b).......        4.75%       08/15/17           538,066
       1,750,000   Level 3 Communications, Inc. (b).............        8.88%       06/01/19         1,844,063
                                                                                                  ------------
                                                                                                     2,382,129
                                                                                                  ------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS - (Continued)
OCTOBER 31, 2012


   PRINCIPAL                                                          STATED         STATED
     VALUE                          DESCRIPTION                       COUPON        MATURITY         VALUE
----------------   ---------------------------------------------     ---------    ------------    ------------
CORPORATE BONDS AND NOTES - (CONTINUED)

                   HEALTHCARE - 5.4%
$      1,750,000   Community Health Systems, Inc. ..............        7.13%       07/15/20      $  1,852,812
       1,000,000   DJO Finance LLC/DJO Finance Corp. (b)........        9.88%       04/15/18           985,000
       1,750,000   HCA, Inc. (a)................................        8.00%       10/01/18         2,025,625
         900,000   Health Management Associates, Inc. ..........        7.38%       01/15/20           974,250
       1,045,000   Inventiv Health, Inc. (b)....................       10.25%       08/15/18           950,950
       1,000,000   Kindred Healthcare, Inc. ....................        8.25%       06/01/19           985,000
                                                                                                  ------------
                                                                                                     7,773,637
                                                                                                  ------------
                   MEDIA - 10.2%
       1,700,000   American Reprographics Co. (a)...............       10.50%       12/15/16         1,802,000
       1,850,000   Cablevision Systems Corp. (a)................        8.63%       09/15/17         2,169,125
       1,700,000   CCO Holdings LLC/CCO Holdings Capital
                      Corp. (a).................................        8.13%       04/30/20         1,921,000
       1,700,000   Clear Channel Communications, Inc. (a).......        9.00%       03/01/21         1,491,750
       1,750,000   Cumulus Media Holdings, Inc. ................        7.75%       05/01/19         1,719,375
       1,700,000   Deluxe Corp. (a).............................        7.38%       06/01/15         1,740,375
       1,700,000   Lamar Media Corp. (a)........................        7.88%       04/15/18         1,878,500
       1,750,000   Mediacom LLC/Mediacom Capital Corp. (a)......        9.13%       08/15/19         1,946,875
                                                                                                  ------------
                                                                                                    14,669,000
                                                                                                  ------------
                   REAL ESTATE - 1.3%
       1,750,000   Realogy Corp. (a) (b)........................        7.88%       02/15/19         1,890,000
                                                                                                  ------------
                   RETAIL - 1.1%
       1,500,000   Michaels Stores, Inc. .......................        7.75%       11/01/18         1,618,125
                                                                                                  ------------
                   SERVICES - 18.9%
       1,650,000   AMC Entertainment, Inc. (a)..................        8.75%       06/01/19         1,831,500
       1,750,000   Avis Budget Car Rental LLC/Avis Budget
                      Finance, Inc. (a).........................        8.25%       01/15/19         1,918,438
         850,000   Beazer Homes USA, Inc. (a)...................        9.13%       06/15/18           895,688
       2,000,000   Boyd Gaming Corp. (b)........................        9.00%       07/01/20         2,015,000
       1,400,000   Caesars Entertainment Operating Co., Inc. (a).      11.25%       06/01/17         1,522,500
         650,000   Caesars Entertainment Operating Co., Inc. (b).       8.50%       02/15/20           640,250
       2,550,000   Casella Waste Systems, Inc. (b)..............        7.75%       02/15/19         2,511,750
         800,000   Cenveo Corp. ................................        8.88%       02/01/18           726,000
       1,750,000   CityCenter Holdings LLC/CityCenter Finance
                      Corp. (a).................................        7.63%       01/15/16         1,876,875
       1,750,000   MGM Resorts International (a)................        7.63%       01/15/17         1,850,625
         525,000   MGM Resorts International (b)................        8.63%       02/01/19           570,281
       1,261,979   MTR Gaming Group, Inc. ......................       11.50%       08/01/19         1,325,077
       1,250,000   National Cinemedia LLC (b)...................        6.00%       04/15/22         1,325,000
       1,700,000   Palace Entertainment Holdings LLC/Palace
                      Entertainment Holdings Corp. (a) (b)......        8.88%       04/15/17         1,802,000
       2,100,000   Pulte Group, Inc. (a)........................        6.38%       05/15/33         2,047,500
         875,000   RSC Equipment Rental, Inc./RSC Holdings
                      III LLC (a)...............................       10.25%       11/15/19         1,015,000
         875,000   RSC Equipment Rental, Inc./RSC Holdings
                      LLC ......................................        8.25%       02/01/21           971,250
       2,100,000   Standard Pacific Corp. (a)...................        8.38%       05/15/18         2,457,000
                                                                                                  ------------
                                                                                                    27,301,734
                                                                                                  ------------


Page 8                  See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS - (Continued)
OCTOBER 31, 2012


   PRINCIPAL                                                          STATED         STATED
     VALUE                          DESCRIPTION                       COUPON        MATURITY         VALUE
----------------   ---------------------------------------------     ---------    ------------    ------------
CORPORATE BONDS AND NOTES - (CONTINUED)

                   TECHNOLOGY & ELECTRONICS - 2.4%
$         88,000   First Data Corp. ............................        9.88%       09/24/15      $    90,310
       1,750,000   First Data Corp. (a) (b).....................        8.25%       01/15/21         1,758,750
       1,775,000   Freescale Semiconductor, Inc. (a)............        8.05%       02/01/20         1,668,500
                                                                                                  ------------
                                                                                                     3,517,560
                                                                                                  ------------
                   TELECOMMUNICATIONS - 6.2%
         860,000   Cincinnati Bell, Inc. (a)....................        8.25%       10/15/17           924,500
         900,000   Cincinnati Bell, Inc. (a)....................        8.75%       03/15/18           913,500
       1,750,000   Frontier Communications (a)..................        7.13%       03/15/19         1,890,000
       1,700,000   PAETEC Holding Corp. (a).....................        9.88%       12/01/18         1,950,750
       1,450,000   Qwest Corp. (a)..............................        6.88%       09/15/33         1,464,500
       1,725,000   Windstream Corp. (a).........................        7.00%       03/15/19         1,774,594
                                                                                                  ------------
                                                                                                     8,917,844
                                                                                                  ------------
                   UTILITY - 1.2%
       1,700,000   Calpine Corp. (a) (b)........................        7.25%       10/15/17         1,810,500
                                                                                                  ------------
                   TOTAL CORPORATE BONDS AND NOTES .........................................       155,206,649
                   (Cost $147,810,936)                                                            ------------

MORTGAGE-BACKED SECURITIES - 9.0%

                   COLLATERALIZED MORTGAGE OBLIGATIONS - 7.4%
                   Banc of America Mortgage Securities
         289,489     Series 2007-1, Class 1A26 .................        6.00%       03/25/37           272,340
                   Citicorp Mortgage Securities, Inc.
       2,418,200     Series 2007-2, Class 1A3 ..................        6.00%       02/25/37         2,530,107
                   Countrywide Alternative Loan Trust ..........
         265,141      Series 2006-41CB, Class 2A14 .............        6.00%       01/25/37           206,104
         212,719      Series 2007-11T1, Class A37 (e)...........       38.76%       05/25/37           419,979
                   Countrywide Home Loan Mortgage Pass
                      Through Trust
         332,109      Series 2006-21, Class A8 .................        5.75%       02/25/37           292,779
         933,795      Series 2007-10, Class A5 .................        6.00%       07/25/37           818,333
                   HarborView Mortgage Loan Trust
       3,597,355      Series 2005-9, Class B10 (e) (f)..........        1.96%       06/20/35           160,036
                   MASTR Asset Securitization Trust
         338,839      Series 2006-2, Class 1A10 (e).............        6.00%       06/25/36           319,283
                  Residential Accredit Loans, Inc.
         222,022      Series 2007-QS6, Class A2 (e).............       53.80%       04/25/37           544,475
                   Residential Asset Securitization Trust
       1,303,333      Series 2005-A8CB, Class A11 ..............        6.00%       07/25/35         1,167,191
                   Structured Asset Securities Corp.
         173,606      Series 2003-10, Class A ..................        6.00%       04/25/33           185,842
                   WaMu Mortgage Pass-Through Certificates
       1,169,109      Series 2007-OA1, Class A1A (e)............        0.85%       02/25/47           808,769
                   Washington Mutual Alternative Mortgage
                      Pass-Through Certificates
          66,913      Series 2007-5, Class A11 (e)..............       38.22%       06/25/37           119,137


                        See Notes to Financial Statements                 Page 9

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS - (Continued)
OCTOBER 31, 2012


   PRINCIPAL                                                          STATED         STATED
     VALUE                          DESCRIPTION                       COUPON        MATURITY         VALUE
----------------   ---------------------------------------------     ---------    ------------    ------------
MORTGAGE-BACKED SECURITIES - (CONTINUED)

                   COLLATERALIZED MORTGAGE OBLIGATIONS - (Continued)
                   Wells Fargo Mortgage Backed Securities Trust
$      1,303,967      Series 2006-8, Class A15 .................        6.00%       07/25/36      $  1,299,863
         161,000      Series 2006-AR1, Class 2A5 (e)............        5.35%       03/25/36           159,918
         443,106      Series 2007-7, Class A38 .................        6.00%       06/25/37           428,510
         308,922      Series 2007-7, Class A6 ..................        6.00%       06/25/37           313,550
         119,922      Series 2007-8, Class 1A16 ................        6.00%       07/25/37           117,860
         508,834      Series 2007-8, Class 2A2 .................        6.00%       07/25/37           504,109
                                                                                                  ------------
                                                                                                    10,668,185
                                                                                                  ------------
                   COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.6%
                   Banc of America Large Loan, Inc.
       2,620,406      Series 2005-MIB1, Class L (e) (g) (h).....        3.21%       03/15/22           285,290
                   Greenwich Capital Commercial Funding Corp.
       1,180,000      Series 2007-GG11, Class AJ (e)............        5.97%       12/10/49           993,297
                   Vornado DP LLC
         930,000      Series 2010-VNO, Class D (b)..............        6.36%       09/13/28         1,075,473
                                                                                                  ------------
                                                                                                     2,354,060
                                                                                                  ------------
                   TOTAL MORTGAGE-BACKED SECURITIES ..........................................      13,022,245
                   (Cost $13,044,645)                                                             ------------

ASSET-BACKED SECURITIES - 7.4%

                   Ace Securities Corp.
       1,177,095      Series 2003-MH1, Class A4 (b).............        6.50%       08/15/30         1,261,959
                   BankAmerica Manufactured Housing Contract
                      Trust II
       2,300,000      Series 1997-1, Class B1 (f)...............        6.94%       06/10/21         2,176,815
                   Bombardier Capital Mortgage Securitization Corp.
         290,087      Series 1999-B, Class A1B .................        6.61%       12/15/29           168,963
                   Citigroup Mortgage Loan Trust, Inc.
       2,301,000      Series 2003-HE3, Class M4 (e).............        3.21%       12/25/33           841,667
                   Conseco Finance Securitizations Corp.
       2,007,715      Series 2000-6, Class M1 ..................        7.72%       09/01/31           470,822
                   Countrywide Asset-Backed Certificates
          20,344      Series 2004-6, Class 2A5 (e)..............        0.60%       11/25/34            19,637
                   Green Tree Financial Corp.
       1,114,781      Series 1996-6, Class B1 ..................        8.00%       09/15/27           332,520
         119,236      Series 1997-4, Class B1 ..................        7.23%       02/15/29             9,154
         735,980      Series 1998-4, Class M1 ..................        6.83%       04/01/30           374,293
       2,360,353      Series 1999-3, Class M1 ..................        6.96%       02/01/31           227,342
                   GSAMP Trust
       2,859,664      Series 2006-S3, Class A2 (h)..............        6.27%       05/25/36           105,503
       2,938,174      Series 2006-S5, Class A1 (e)..............        0.30%       09/25/36            46,425
       1,461,012      Series 2007-HE1, Class A2B ...............        0.31%       03/25/47         1,097,964
         231,475      Series 2007-NC1, Class A2A ...............        0.26%       12/25/46           103,414
         447,948      Series 2007-NC1, Class A2B ...............        0.31%       12/25/46           200,136
       3,004,983      Series 2007-NC1, Class A2C ...............        0.36%       12/25/46         1,339,652


Page 10                 See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS - (Continued)
OCTOBER 31, 2012


   PRINCIPAL                                                          STATED         STATED
     VALUE                          DESCRIPTION                       COUPON        MATURITY         VALUE
----------------   ---------------------------------------------     ---------    ------------    ------------
ASSET-BACKED SECURITIES - (CONTINUED)

                   IMC Home Equity Loan Trust
$      2,487,075      Series 1997-3, Class B ...................        7.87%       08/20/28      $  1,158,037
       2,526,537      Series 1997-5, Class B ...................        7.59%       11/20/28           513,272
                   Independence III CDO, Ltd.
       7,000,000      Series 3A, Class C1 (e) (g) (i)...........        2.86%       10/03/37            19,810
                   Oakwood Mortgage Investors, Inc.
         871,869      Series 1999-B, Class M1 ..................        7.18%       12/15/26           220,083
                   Park Place Securities, Inc.
         488,581      Series 2004-WCW2, Class M10 (e) (g).......        2.96%       10/25/34             5,476
                                                                                                  ------------
                   TOTAL ASSET-BACKED SECURITIES .............................................      10,692,944
                   (Cost $8,659,084)                                                              ------------

FOREIGN CORPORATE BONDS AND NOTES - 7.4%

                   AUTOMOTIVE - 1.0%
       1,300,000   Jaguar Land Rover PLC (b)....................        8.13%       05/15/21         1,407,250
                                                                                                  ------------
                   BASIC INDUSTRY - 5.7%
       1,540,000   Cascades, Inc. (a)...........................        7.88%       01/15/20         1,640,100
       1,150,000   FMG Resources (August 2006) Pty Ltd. (b).....        6.88%       04/01/22         1,085,313
       1,750,000   Ineos Group Holdings Ltd. (a) (b)............        8.50%       02/15/16         1,697,500
       1,750,000   Masonite International Corp. (a) (b).........        8.25%       04/15/21         1,863,750
       1,775,000   Tembec Industries, Inc. (a)..................       11.25%       12/15/18         1,885,937
                                                                                                  ------------
                                                                                                     8,172,600
                                                                                                  ------------
                   ENERGY - 0.7%
         375,000   Petroleum Geo-Services ASA (b)...............        7.38%       12/15/18           400,313
         645,000   Precision Drilling Corp. ....................        6.63%       11/15/20           693,375
                                                                                                  ------------
                                                                                                     1,093,688
                                                                                                  ------------
                   TOTAL FOREIGN CORPORATE BONDS AND NOTES ...................................      10,673,538
                   (Cost $10,396,174)                                                             ------------

SENIOR FLOATING-RATE LOAN INTERESTS - 0.4%

                   UTILITY - 0.4%
         834,744   Texas Competitive Electric Holdings Co., LLC
                      Tranche B2 (e)............................    4.72%-4.94%     10/10/17           537,158
                                                                                                  ------------
                   TOTAL SENIOR FLOATING-RATE LOAN INTERESTS..................................         537,158
                   (Cost $807,219)                                                                ------------

STRUCTURED NOTES - 0.0%

       5,750,000   Preferred Term Securities XXV, Ltd. (g)......       (j)          06/22/37               575
       2,500,000   Preferred Term Securities XXVI, Ltd.
                      Subordinated Note (g).....................       (j)          09/22/37               250
                                                                                                  ------------
                   TOTAL STRUCTURED NOTES ..................................................               825
                   (Cost $0)                                                                      ------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS - (Continued)
OCTOBER 31, 2012


     SHARES                                        DESCRIPTION                                       VALUE
----------------   ---------------------------------------------------------------------------    ------------
PREFERRED SECURITIES - 0.1%
$          3,500   Independence III CDO, Ltd., Series 3A, Class PS (g) (j)....................    $      3,500
           4,000   Soloso CDO, Ltd., Series 2005-1 (g) (j)....................................          40,000
           9,000   White Marlin CDO, Ltd., Series AI (g) (i) (j)..............................          45,000
                                                                                                  ------------
                   TOTAL PREFERRED SECURITIES.................................................          88,500
                   (Cost $0)                                                                      ------------

                   TOTAL INVESTMENTS - 131.9%.................................................     190,221,859
                   (Cost $180,718,058) (k)

                   OUTSTANDING LOAN - (37.7%) ................................................     (54,400,000)
                   NET OTHER ASSETS AND LIABILITIES - 5.8% ...................................       8,382,766
                                                                                                  ------------
                   NET ASSETS - 100.0% .......................................................    $144,204,625
                                                                                                  ------------

---------------------------------------
      (a) All or a portion of this security is available to serve as collateral on the outstanding loan.

      (b) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Brookfield Investment Management Inc., the Fund's sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2012, securities noted as such amounted to $38,835,659 or 26.93% of net assets.

      (c) Multi-Step Coupon Bond - Coupon steps up or down based upon ratings changes by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. The interest rate shown reflects the rate in effect at October 31, 2012.

      (d) This security is a Payment-in-Kind ("PIK") whereby interest will be paid either in cash at the stated coupon or at the rate of 13%, of which 9% will be in cash and 4% PIK.

      (e) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2012.

      (f)   Security missed one or more of its interest payments.

      (g) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

      (h)   Security is receiving less than the stated coupon.

      (i)   The issuer is in default. Income is not being accrued.

      (j)   Zero coupon security.

      (k) Aggregate cost for federal income tax purposes is $219,353,193. As of October 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $10,809,163 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $39,940,497.

      CDO   Collateralized Debt Obligation


Page 12                 See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II
PORTFOLIO OF INVESTMENTS - (Continued)
OCTOBER 31, 2012

---------------------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                            LEVEL 2          LEVEL 3
                                                           TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                        10/31/2012         PRICES           INPUTS           INPUTS
                                                       -------------    -------------    -------------    -------------
Corporate Bonds and Notes*.........................    $ 155,206,649    $          --    $ 155,206,649    $          --
Mortgage-Backed Securities:
    Collateralized Mortgage Obligations............       10,668,185               --       10,668,185               --
    Commercial Mortgage-Backed Securities..........        2,354,060               --        2,354,060               --
Asset-Backed Securities............................       10,692,944               --       10,692,944               --
Foreign Corporate Bonds and Notes*.................       10,673,538               --       10,673,538               --
Senior Floating-Rate Loan Interests*...............          537,158               --          537,158               --
Structured Notes...................................              825               --              825               --
Preferred Securities ..............................           88,500               --               --           88,500
                                                       -------------    -------------    -------------    -------------
Total Investments..................................    $ 190,221,859    $          --    $ 190,133,359    $      88,500
                                                       =============    =============    =============    =============


* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2012.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.


Beginning Balance at October 31, 2011
     Preferred Securities                              $     88,500
Net Realized Gain (Loss)                                         --
Net Change in Unrealized Appreciation/Depreciation               --
Purchases                                                        --
Sales                                                            --
Transfers In                                                     --
Transfers Out                                                    --
Ending Balance at October 31, 2012
     Preferred Securities                                    88,500
                                                       ------------
Total Level 3 holdings                                 $     88,500
                                                       ============

There was no net change in unrealized appreciation (depreciation) from Level 3 investments held as of October 31, 2012.


                        See Notes to Financial Statements                Page 13

FIRST TRUST STRATEGIC HIGH INCOME FUND II
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2012


ASSETS:
Investments, at value
   (Cost $180,718,058).........................................................................     $ 190,221,859
Cash...........................................................................................         4,925,929
Prepaid expenses...............................................................................           126,751
Interest receivable............................................................................         3,704,763
                                                                                                    -------------
      Total Assets.............................................................................       198,979,302
                                                                                                    -------------

LIABILITIES:
Outstanding loan...............................................................................        54,400,000
Payables:
   Investment advisory fees....................................................................           151,219
   Audit and tax fees..........................................................................            70,835
   Interest and fees on loan...................................................................            68,967
   Printing fees...............................................................................            26,239
   Administrative fees.........................................................................            15,129
   Legal fees..................................................................................            11,565
   Custodian fees..............................................................................             6,170
   Transfer agent fees.........................................................................             4,303
   Trustees' fees and expenses.................................................................             1,957
   Financial reporting fees....................................................................               771
Other liabilities..............................................................................            17,522
                                                                                                    -------------
      Total Liabilities........................................................................        54,774,677
                                                                                                    -------------
NET ASSETS.....................................................................................     $ 144,204,625
                                                                                                    =============
NET ASSETS consist of:
Paid-in capital................................................................................     $ 204,162,000
Par value......................................................................................            84,524
Accumulated net investment income (loss).......................................................         2,222,720
Accumulated net realized gain (loss) on investments............................................       (71,768,420)
Net unrealized appreciation (depreciation) on investments......................................         9,503,801
                                                                                                    -------------
NET ASSETS.....................................................................................     $ 144,204,625
                                                                                                    =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................     $       17.06
                                                                                                    =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         8,452,416
                                                                                                    =============


Page 14                 See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2012

INVESTMENT INCOME:
Interest.......................................................................................     $  16,210,072
                                                                                                    -------------
   Total investment income.....................................................................        16,210,072
                                                                                                    -------------
EXPENSES:
Investment advisory fees.......................................................................         1,701,983
Interest and fees on loan......................................................................           793,875
Administrative fees............................................................................           169,654
Legal fees.....................................................................................           142,164
Printing fees..................................................................................            93,327
Audit and tax fees.............................................................................            81,319
At the market offering costs...................................................................            75,288
Reorganization fees............................................................................            52,033
Transfer agent fees............................................................................            41,368
Custodian fees.................................................................................            31,810
Trustees' fees and expenses....................................................................            25,319
Financial reporting fees.......................................................................             9,250
Other..........................................................................................           171,615
                                                                                                    -------------
   Total expenses..............................................................................         3,389,005
                                                                                                    -------------
NET INVESTMENT INCOME (LOSS)...................................................................        12,821,067
                                                                                                    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................          (204,326)
   Net change in unrealized appreciation (depreciation) on investments.........................         7,275,057
                                                                                                    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................         7,070,731
                                                                                                    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................     $  19,891,798
                                                                                                    =============


                        See Notes to Financial Statements                Page 15

FIRST TRUST STRATEGIC HIGH INCOME FUND II
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                             YEAR             YEAR
                                                                                            ENDED            ENDED
                                                                                          10/31/2012       10/31/2011
                                                                                        --------------   --------------
OPERATIONS:
Net investment income (loss).......................................................     $   12,821,067   $    5,613,623
Net realized gain (loss)...........................................................           (204,326)       2,082,983
Net change in unrealized appreciation (depreciation)...............................          7,275,057        4,136,138
                                                                                        --------------   --------------
Net increase (decrease) in net assets resulting from operations....................         19,891,798       11,832,744
                                                                                        --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................         (5,019,769)      (4,945,284)
Net realized gain..................................................................                 --               --
Return of capital..................................................................         (7,678,703)        (651,423)
                                                                                        --------------   --------------
Total distributions to shareholders................................................        (12,698,472)      (5,596,707)
                                                                                        --------------   --------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares acquired through reorganization........................                 --       74,405,197
Proceeds from Common Shares sold through at the market offerings...................          5,582,406               --
Proceeds from Common Shares reinvested.............................................            319,447               --
                                                                                        --------------   --------------
Net increase (decrease) in net assets resulting from capital transactions..........          5,901,853       74,405,197
                                                                                        --------------   --------------
Total increase (decrease) in net assets............................................         13,095,179       80,641,234
NET ASSETS:
Beginning of period................................................................        131,109,446       50,468,212
                                                                                        --------------   --------------
End of period......................................................................     $  144,204,625   $  131,109,446
                                                                                        ==============   ==============
Accumulated net investment income (loss) at end of period..........................     $    2,222,720   $    1,890,330
                                                                                        ==============   ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................          8,106,875        3,177,925
Common Shares issued through reorganization........................................                 --        4,928,950
Common Shares sold through at the market offerings.................................            326,295               --
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........             19,246               --
                                                                                        --------------   --------------
Common Shares at end of period.....................................................          8,452,416        8,106,875
                                                                                        ==============   ==============



Page 16                 See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.................        $   19,891,798
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments..................................................           (65,381,305)
      Sales, maturities and paydowns of investments.............................            61,528,497
      Net amortization/accretion of premiums/discounts on investments...........              (450,438)
      Net realized gain/loss on investments.....................................               204,326
      Net change in unrealized appreciation/depreciation on investments.........            (7,275,057)
CHANGES IN ASSETS AND LIABILITIES:
      Increase in interest receivable...........................................              (290,485)
      Increase in prepaid expenses..............................................              (115,701)
      Increase in interest and fees on loan payable.............................                 4,617
      Increase in investment advisory fees payable..............................                14,737
      Decrease in reorganization fees payable...................................               (48,407)
      Increase in audit and tax fees payable....................................                15,335
      Increase in legal fees payable............................................                10,550
      Increase in printing fees payable.........................................                 9,946
      Increase in administrative fees payable...................................                 1,556
      Decrease in custodian fees payable........................................                (1,849)
      Decrease in transfer agent fees payable...................................                (1,148)
      Decrease in Trustees' fees and expenses payable...........................                (1,555)
      Increase in other liabilities payable.....................................                14,410
                                                                                        --------------
CASH PROVIDED BY OPERATING ACTIVITIES...........................................                         $    8,129,827

CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from Common Shares sold..........................................             5,582,406
      Proceeds from Common Shares reinvested....................................               319,447
      Distributions to Common Shareholders from net investment income...........            (5,019,769)
      Distributions to Common Shareholders from return of capital...............            (7,678,703)
                                                                                        --------------
CASH USED IN FINANCING ACTIVITIES...............................................                             (6,796,619)
                                                                                                         --------------
Increase in cash................................................................                              1,333,208
Cash at beginning of period.....................................................                              3,592,721
                                                                                                         --------------
CASH AT END OF PERIOD...........................................................                         $    4,925,929
                                                                                                         ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...............................                         $      789,258
                                                                                                         ==============


                        See Notes to Financial Statements                Page 17

FIRST TRUST STRATEGIC HIGH INCOME FUND II
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  YEAR             YEAR             YEAR               YEAR              YEAR
                                                 ENDED            ENDED            ENDED              ENDED             ENDED
                                               10/31/2012       10/31/2011    10/31/2010 (a)(f)  10/31/2009 (b)(f)  10/31/2008 (f)
                                             --------------   --------------  ----------------   ----------------   --------------
Net asset value, beginning of period .......   $    16.17       $    15.87       $    14.22         $    25.56        $    48.93
                                               ----------       ----------       ----------         ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............         1.52             0.59             1.86               3.87              6.12
Net realized and unrealized gain (loss) ....         0.90             0.32             1.17             (11.31)           (23.49)
                                               ----------       ----------       ----------         ----------        ----------
Total from investment operations ...........         2.42             0.91             3.03              (7.44)           (17.37)
                                               ----------       ----------       ----------         ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ......................        (0.61)           (0.54)              --              (0.27)            (5.13)
Net realized gain ..........................           --               --               --                 --                --
Return of capital ..........................        (0.94)           (0.07)           (1.38)             (3.63)            (0.87)
                                               ----------       ----------       ----------         ----------        ----------
Total from distributions ...................        (1.55)           (0.61)           (1.38)             (3.90)            (6.00)
Premiums from shares sold in at the market
   offerings................................         0.02               --               --                 --                --
                                               ----------       ----------       ----------         ----------        ----------
Net asset value, end of period .............   $    17.06       $    16.17       $    15.87         $    14.22        $    25.56
                                               ==========       ==========       ==========         ==========        ==========
Market value, end of period ................   $    17.69       $    14.51       $    14.49         $    13.17        $    21.45
                                               ==========       ==========       ==========         ==========        ==========
TOTAL RETURN BASED ON NET ASSET VALUE (c)...        16.11%           13.60%           23.46%            (28.92)%          (37.09)%
                                               ==========       ==========       ==========         ==========        ==========
TOTAL RETURN BASED ON MARKET VALUE (c)......        34.16%           11.64%           21.71%            (22.00)%          (42.84)%
                                               ==========       ==========       ==========         ==========        ==========

-----------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .......   $  144,205       $  131,109       $   50,468         $   45,159        $   80,740
Ratio of total expenses to average
   net assets ..............................         2.52%            2.35%            2.29%              1.77%             4.09%
Ratio of total expenses to average net
   assets excluding interest expense .......         1.93%            1.93%            2.21%              1.77%             2.45%
Ratio of net investment income (loss) to
   average net assets ......................         9.52%            9.65%           12.54%             22.79%            16.48%
Portfolio turnover rate ....................           33%              49%             332% (d)           147% (d)            4%
INDEBTEDNESS:
Total loan outstanding (in 000's) ..........   $   54,400       $   54,400           N/A                N/A               N/A
Asset coverage per $1,000 of
   indebtedness (e) ........................   $    3,651       $    3,410           N/A                N/A               N/A

-----------------------

(a) On September 20, 2010, the Fund's Board of Trustees approved a new investment management agreement with First Trust Advisors L.P. and a new sub-advisory agreement with Brookfield Investment Management Inc. (formerly known as Hyperion Brookfield Asset Management, Inc.) ("Brookfield"), and on December 20, 2010, the Shareholders voted to approve both agreements.

(b) On June 29, 2009, the Fund's Board of Trustees approved a new sub-advisory agreement with Brookfield, and on October 14, 2009, the Shareholders voted to approve the new sub-advisory agreement with Brookfield.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d) For the fiscal years ended October 31, 2010 and 2009, the Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales. This caused the reported portfolio turnover rate to be higher than in previous and subsequent fiscal years. The turnover rate may vary greatly from year to year as well as within a year.

(e) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance in 000's.

(f) All share amounts, net asset values and market values have been adjusted as a result of the 1-for-3 reverse share split on September 30, 2011.

N/A   Not applicable.


Page 18                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                                OCTOBER 31, 2012


                              1. FUND DESCRIPTION

First Trust Strategic High Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on January 18, 2006, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FHY on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities, and equity securities that Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") believes offer attractive yield and/or capital appreciation potential. The Fund may invest up to 100% of its Managed Assets in below-investment grade debt securities (commonly referred to as "high-yield" or "junk" bonds). Managed Assets means the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees and in accordance with provisions of the 1940 Act. The Fund's securities will be valued as follows:

      Corporate bonds, notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

      A ready market does not exist for some of these investments. As such, these values may differ from the values that would have been used had a ready market for these investments existed, and the differences could be material.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in the over-the-counter market are valued at their closing bid prices.

      Credit default swaps, if any, are valued using a pricing service or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

      Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                                OCTOBER 31, 2012


In the event that the pricing service or dealer does not provide a valuation, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust may use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security is based on the consideration of all available information, including, but not limited to, the following:

       1)   the fundamental business data relating to the issuer;

       2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

       3)   the type, size and cost of a security;

       4)   the financial statements of the issuer;

       5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

       6) the information as to any transactions in or offers for the security;

       7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

       8)   the coupon payments;

       9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

      11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and

      12)   other relevant factors.


The Fund invests a significant portion of its assets in below-investment grade debt securities, including structured finance securities and corporate bonds. Structured finance securities include: asset-backed securities, including home equity, manufactured housing, etc.; commercial mortgage-backed securities; residential mortgage-backed or private-label collateralized mortgage obligations; and collateralized debt obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2012, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                                OCTOBER 31, 2012


The Fund invests in certain lower credit quality securitized assets (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), as well as interest-only securities, that have contractual cash flows. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status, and related interest income may be reduced by ceasing current accruals and amortization/accretion and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2012, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the Securities Act of 1933, as amended (the "1933 Act"). Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2012, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                                                                % OF
                                                 ACQUISITION   PRINCIPAL              CARRYING                  NET
SECURITY                                            DATE      VALUE/SHARES   PRICE      COST        VALUE      ASSETS
------------------------------------------------------------------------------------------------------------------------
Banc of America Large Loan, Inc.
   Series 2005-MIB1, Class L, 3.21%, 03/15/22     06/26/06    $  2,620,406  $ 10.89  $1,033,920  $    285,290   0.20%

Independence III CDO, Ltd.
   Series 3A, Class C1, 2.86%, 10/03/37           12/27/06    $  7,000,000     0.00*         --        19,810   0.02
   Series 3A, Class PS                            04/11/06           3,500     0.00*         --         3,500   0.00**

Park Place Securities, Inc.
   Series 2004-WCW2, Class M10, 2.96%, 10/25/34   03/24/06    $    488,581     1.12       3,197         5,476   0.00**

Preferred Term Securities XXV, Ltd.
   Zero Coupon, 06/22/37                          03/27/07    $  5,750,000     0.00*         --           575   0.00**

Preferred Term Securities XXVI, Ltd.
   Subordinated Note, Zero Coupon, 09/22/37       06/06/07    $  2,500,000     0.00*         --           250   0.00**

Soloso CDO, Ltd., Series 2005-1                   04/24/06           4,000    10.00          --        40,000   0.03

White Marlin CDO, Ltd., Series AI                 06/01/07           9,000     5.00          --        45,000   0.03
                                                                                     ----------  ------------  ------
                                                                                     $ 1,037,117 $    399,901   0.28%
                                                                                     ==========  ============  ======

*  Amount is less than $0.01.
** Amount is less than 0.01%.

D. INTEREST-ONLY SECURITIES:

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

E. COLLATERALIZED DEBT OBLIGATIONS:

A collateralized debt obligation ("CDO") is an asset-backed security whose underlying collateral is typically a portfolio of bonds or bank loans. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation ("CBO"). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation ("CLO"). Investors in CDOs bear

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--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                                OCTOBER 31, 2012


the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs, similar to other asset-backed securities, are subject to prepayment risk.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2012, primarily as a result of differing book/tax treatment on recognition of amortization/ accretion on portfolio holdings, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) by $7,468,908, an increase in accumulated net realized gain (loss) on investments by $8,003,661 and a decrease to paid-in capital of $534,753. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal year ended October 31, 2012 and October 31, 2011 was as follows:


Distributions paid from:                              2012              2011
Ordinary income.................................  $  5,019,769      $  4,945,284
Capital gain....................................            --                --
Return of capital...............................     7,678,703           651,423

As of October 31, 2012, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income...................  $         --
Undistributed capital gains.....................            --
                                                  ------------
Total undistributed earnings....................            --
Accumulated capital and other losses............   (30,225,671)
Net unrealized appreciation (depreciation)......   (29,131,334)
                                                  ------------
Total accumulated earnings (losses).............   (59,357,005)
Other...........................................      (684,894)
Paid-in capital.................................   204,246,524
                                                  ------------
Net assets......................................  $144,204,625
                                                  ============

G. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2012, the Fund had pre-enactment net capital losses for federal income tax purposes of $30,225,671 expiring as follows:

         EXPIRATION DATE            AMOUNT
         October 31, 2016      $    153,970
         October 31, 2017         7,674,875
         October 31, 2018        15,342,938
         October 31, 2019         7,053,888

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                                OCTOBER 31, 2012


Of these losses, $30,191,056 are subject to loss limitation resulting from reorganization activity. These limitations generally reduce the utilization of these losses to a maximum of $4,318,194 per year.

During the taxable year ended October 31, 2012, the Fund utilized pre-enactment capital loss carryforwards in the amount of $705,151.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2009, 2010, 2011 and 2012 remain open to federal and state audit. As of October 31, 2012, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

H. EXPENSES:

The Fund will pay all expenses directly related to its operations.

I. ACCOUNTING PRONOUNCEMENT:

In May 2011, the Financial Accounting Standards Board ("FASB") issued ASU 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs," modifying Topic 820, "Fair Value Measurements and Disclosures." At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, "Fair Value Measurement." The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers,
(ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and it is therefore not effective for the current fiscal year. Management is in the process of assessing the impact of the updated standards on the Fund's financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.90% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Brookfield serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.45% of Managed Assets that is paid by First Trust from its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. The Bank of New York Mellon serves as the Fund's Custodian in accordance with certain fee arrangements.

Effective January 23, 2012, James A. Bowen resigned from his position as the President and Chief Executive Officer of the Fund. He will continue as a Trustee, the Chairman of the Board of Trustees and a member of the Executive Committee. The Board elected Mark R. Bradley to serve as the President and Chief Executive Officer of the Fund and James M. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

Effective January 1, 2012, each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, each Independent Trustee received an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer was allocated equally among each of the trusts.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, the annual amounts paid were $10,000, $5,000 and $2,500, respectively. Trustees are reimbursed for travel and out-of-

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                                OCTOBER 31, 2012


pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms until December 31, 2013 before rotating to serve as chairman of another committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

                   4. REORGANIZATION AND REVERSE STOCK SPLIT

On April 18, 2011, the Board of Trustees of the Fund approved the reorganization of the Fund ("FHY"), with the First Trust Strategic High Income Fund ("FHI") and the First Trust Strategic High Income Fund III ("FHO"). FHY was the surviving fund.

Under the terms of the reorganizations, which were tax-free, the assets of FHI and FHO were transferred to, and the liabilities of FHI and FHO were assumed by, FHY in exchange for shares of FHY. The cost of the investments received from FHI and FHO were carried forward to FHY for U.S. GAAP and tax purposes. The FHY shares were then distributed to FHI and FHO shareholders and the separate existence of FHI and FHO ceased. The reorganizations were subject to certain conditions, including that each reorganization was approved on August 8, 2011, by the shareholders of FHI and FHO, respectively, and that the shareholders of FHY approved the issuance of additional FHY shares in connection with the reorganizations. When the reorganization occurred, each transaction was based on the relative net asset values of FHI, FHO and FHY.

The reorganizations concluded subsequent to the close of business on September 30, 2011.

ACQUIRING (SURVIVING FUND)                 ACQUIRED FUNDS
--------------------------                 --------------
FHY                                        FHI
                                           FHO

The following table summarizes the asset transfers and conversion ratios for each fund.

                                                      ACCUMULATED     SHARE     ACQUIRING
ACQUIRED     SHARES     NET ASSETS    UNREALIZED     NET REALIZED   CONVERSION (SURVIVING)    SHARES     NET ASSETS
  FUND      REDEEMED    ON 9/30/11    APPR (DEPR)       LOSSES        RATIO       FUND        ISSUED     ON 9/30/11*
--------   ----------   -----------   ------------   -------------  ----------  ---------   ----------   -----------
  FHI       9,150,594   $34,305,393   $(2,806,920)   $(79,046,404)   0.745047      FHY       6,817,582   $47,972,682
  FHO       9,156,182    40,099,804    (2,401,021)    (35,818,175)   0.870347      FHY       7,969,118

*Amounts reflect net assets of FHY prior to reorganization.

The Board of Trustees of FHY approved a 1-for-3 reverse stock split, which was completed upon the consummation of the reorganizations. FHY's shares are trading on a split-adjusted basis under a new CUSIP number. The reverse stock split resulted in every three outstanding shares being converted into one share, thereby reducing the number of FHY shares outstanding. Fractional shares were issued in the reverse stock split.

                      5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 2012 were $64,986,616 and $61,528,497, respectively.

                                 6. BORROWINGS

The Fund entered into a committed facility agreement with BNP Paribas Prime Brokerage Inc. ("BNP") that has a maximum commitment amount of $66,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the committed facility agreement except upon 180 calendar days' prior notice. The borrowing rate under the facility is equal to the 3-month LIBOR plus 80 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.80% on the undrawn amount of such facility.

The average amount outstanding for the year ended October 31, 2012 was $54,400,000, with a weighted average interest rate of 1.26%. As of October 31, 2012, the Fund had outstanding borrowings of $54,400,000 under this committed facility agreement. The high and low annual interest rates for the year ended October 31, 2012 were 1.38% and 1.11%, respectively. The interest rate at October 31, 2012 was 1.11%.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                                OCTOBER 31, 2012


                           7. COMMON SHARE OFFERINGS

On June 8, 2012, the Fund, Advisor and Sub-Advisor entered into a sales agreement with JonesTrading Institutional Services, LLC ("JonesTrading") whereby the Fund may offer and sell up to 1,000,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Fund's Common Shares at the time such Common Shares are initially sold. The Fund intends to use the net proceeds from the sale of the Common Shares in accordance with its investment objectives and policies. Transactions for the year ended October 31, 2012 related to offerings under such sales agreement are as follows:


         COMMON                                              NET PROCEEDS
         SHARES      NET PROCEEDS    NET ASSET VALUE          RECEIVED IN
          SOLD         RECEIVED       OF SHARES SOLD   EXCESS OF NET ASSET VALUE
       ----------   --------------   ---------------   -------------------------
         326,295     $  5,582,406      $  5,436,347          $    146,059

Additionally, estimated offering costs of $192,169 related to this offering were recorded as a prepaid asset and are being amortized to expense by the Fund on a straight line basis over the lesser of one year or until the Fund sells 1,000,000 Common Shares related to this offering.

                               8. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                                 9. LITIGATION

Lehman Brothers Special Finance, Inc. ("LBSF") is maintaining a certain class action in the United States Bankruptcy Court for the Southern District of New York (the "Class Litigation"), seeking to recover funds that it alleges were inappropriately distributed to counter-parties upon the termination of credit swap agreements based on Lehman Brothers' bankruptcy. The Class Litigation was filed September 14, 2010. The Class Litigation names the issuers of certain asset-backed securities (the "Issuer Defendants"), the trustees for such securities (the "Trustee Defendants") and certain of the investors in the securities (the "Named Noteholder Defendants"). On July 11, 2012, special counsel for LBSF filed a motion in the United States Bankruptcy Court for the Southern District of New York to add additional Named Noteholder Defendants, including the Fund and two funds (First Trust Strategic High Income Fund and First Trust Strategic High Income Fund III) subsequently reorganized into the Fund, in the Class Litigation. On July 18, 2012, the court granted the motion to add the Named Noteholder Defendants, including the Fund.

The Fund has been advised that it, First Trust Strategic High Income Fund and First Trust Strategic High Income Fund III received, in the aggregate, $6,750,000 from one Issuer Defendant. Based on the current status of the Class Litigation, the Fund cannot predict the outcome of the Class Litigation at this time.

                            10. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur, including the risk that borrowers do not pay their mortgages. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Advisor or Sub-Advisor may take temporary defensive positions.

RESIDENTIAL MORTGAGE-BACKED SECURITIES RISK: MBS's may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys MBS's at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                                OCTOBER 31, 2012


some loss of the Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of MBS's may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of MBS's may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the markets as a whole. In addition, MBS's are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk. The Fund may also invest in MBS's which are interest-only securities ("IO") and principal-only ("PO") securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO will fall and the value of an IO security will rise. In addition to the foregoing, residential MBS's are subject to additional risks, including, but not limited to: (i) the United States residential mortgage market has recently encountered various difficulties and changed economic conditions. In addition, recently, residential property values in various states have declined or remained stable after extended periods of appreciation. A continued decline or an extended flattening in those values may result in additional increases in delinquencies and losses on residential mortgage loans generally; (ii) if a residential mortgage obligation is secured by a junior lien it will be subordinate to the rights of the mortgagees or beneficiaries under the related senior mortgages or deeds of trust; and (iii) depending on the length of a residential mortgage obligation underling a residential MBS, unscheduled or early payments of principal and interest may shorten the security's effective maturity and prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment.

VALUE INVESTING RISK: The Sub-Advisor focuses the Fund's investments on securities that they believe are undervalued or inexpensive relative to other investments. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

BELOW-INVESTMENT GRADE SECURITIES RISK: The Fund invests in below-investment grade securities. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks: (a) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (b) greater risk of loss due to default or declining credit quality; (c) adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments; and (d) a negative perception of the high-yield market may depress the price and liquidity of high-yield securities.

DISTRESSED SECURITIES RISK: The Fund may invest in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Sub-Advisor seeks capital appreciation through investment in distressed securities; the ability to achieve current income may be diminished.

ECONOMIC CONDITIONS RISK: Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Sub-Advisor could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are reinvested at market interest rates that are below the portfolio's current earnings rate; (iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the reinvestment in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                                OCTOBER 31, 2012


LEVERAGE RISK: The Fund may borrow an amount up to 33-1/3% (or such other percentage as permitted by law) of its assets (including the amount borrowed) less liabilities other than borrowings. The Fund may use leverage for investment purposes and to meet cash requirements. Its leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the NAV of the Fund. The Fund previously leveraged its assets through the use of reverse repurchase agreements. Reverse repurchase agreements are subject to the risks that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. The Fund may from time to time consider changing the amount of the leverage in response to actual or anticipated changes in interest rates or the value of the Fund's investment portfolio. There can be no assurance that the leverage strategies will be successful.

FOREIGN SECURITIES RISK: The Fund may invest in securities (equity or debt) of foreign issuers. Investing in securities of foreign issuers, which are generally denominated in foreign currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include:
(i) there may be less publicly available information about foreign issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) foreign markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain foreign countries may impose restrictions on the ability of foreign issuers to make payments of principal and interest to investors located in the United States due to blockage of foreign currency exchanges or otherwise; and (vii) withholding and other foreign taxes may decrease the Fund's return. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets.

                             11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On November 20, 2012, the Fund declared a dividend of $0.1200 per share to Common Shareholders of record on December 5, 2012, payable December 10, 2012. This was a decrease from the prior month's distribution paid on November 15, 2012 of $0.1325 per share.

On December 20, 2012, the Fund declared a dividend of $0.1200 per share to Common Shareholders of record on January 4, 2013, payable January 15, 2013.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST STRATEGIC HIGH INCOME FUND II:

We have audited the accompanying statement of assets and liabilities of First Trust Strategic High Income Fund II (the "Fund"), including the portfolio of investments, as of October 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the Fund's custodian, agent banks, and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Trust Strategic High Income Fund II as of October 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 24, 2012

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                          OCTOBER 31, 2012 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                          OCTOBER 31, 2012 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2012, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 8, 2012, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of First Trust Energy Infrastructure Fund, Macquarie/First Trust Global
Infrastructure/Utilities Dividend & Income

Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund and First Trust High Income Long/Short Fund was held on April 18, 2012 (the "Annual Meeting"). At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust Strategic High Income Fund II as Class II Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2015. The number of votes cast in favor of Mr. Kadlec was 7,059,086, and the number of votes against was 175,641 and the number of abstentions was 872,148. The number of votes cast in favor of Mr. Erickson was 7,060,729, and the number of votes against was 173,998 and the number of abstentions was 872,148. James A. Bowen, Niel B. Nielson and Robert F. Keith are the other current and continuing Trustees.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

The Board of Trustees of First Trust Strategic High Income Fund II (the "Fund"), including the Independent Trustees, approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub Advisory Agreement (the "Sub Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Brookfield Investment Management Inc. (the "Sub-Advisor"), at a meeting held on June 10-11, 2012. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. Following receipt of this information, counsel to the Independent Trustees posed follow-up questions, and the Independent Trustees and their counsel

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                          OCTOBER 31, 2012 (UNAUDITED)


then met separately to discuss the information provided by the Advisor and the Sub-Advisor, including the supplemental responses. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund. The Board also considered that the Agreements were approved by shareholders of the Fund at a meeting held in December 2010.

In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. With respect to the Sub-Advisory Agreement, the Board received a presentation from representatives of the Sub Advisor discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor manages the Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, noting that the Advisor does not provide advisory services to other funds with investment objectives and policies similar to the Fund's, but does provide services to certain separately managed accounts with investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges a lower advisory fee rate to the separately managed accounts, as well as the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub-advisory fee and how it relates to the Fund's overall advisory fee structure and noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other closed-end funds it manages, noting that the sub-advisory fee rate is lower than the fees charged by the Sub-Advisor to the other funds it manages. In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the advisory fees and expense ratios of the Fund as compared to the management fees and expense ratios of a peer group selected by Lipper and similar data for a separate peer group selected by the Advisor. The Board also received advisory fee and expense ratio data for a peer group of funds compiled by Morningstar Associates, LLC ("Morningstar"), an independent source. The Board noted that the Lipper, Advisor and Morningstar peer groups did not include any overlapping peer funds. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different types of leverage which have different costs associated with them or may use no leverage; (iii) most peer funds do not employ an advisor/sub-advisor management structure; and (iv) many of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's contractual advisory fee was above the median of each of the Lipper, Advisor and Morningstar peer groups.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to the Lipper peer group, as well as to a larger peer universe and to two benchmarks. In reviewing the Fund's performance as compared to the performance of the Lipper peer group and Lipper peer universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board also considered the Fund's dividend yield as of March 30, 2012 and an analysis prepared by the Advisor on the continued benefits provided by the Fund's leverage. The Board noted that the Fund entered into a new credit facility with a commercial bank in 2011 to replace its leverage using reverse repurchase agreements. In addition, the Board compared the Fund's premium/discount over the past eight quarters to the average and median premium/discount of the Advisor peer group over the same period, noting that the Fund's premium/discount was generally indicative of the asset class and market events.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and Sub-Advisor under the Agreements.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                          OCTOBER 31, 2012 (UNAUDITED)


The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board noted the Advisor's statement that economies of scale in providing services to the Fund are not available at current asset levels. The Board determined that due to the Fund's close-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2011, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's estimated profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.

The Board noted the Sub-Advisor's expenses in providing investment services to the Fund and considered the Sub-Advisor's statement that it does not expect economies of scale to be present in connection with its provision of services to the Fund. The Board noted that the Sub-Advisor did not provide information with respect to the profitability of the Sub Advisory Agreement to the Sub-Advisor; however, the Board considered that the sub advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board considered that the profitability analysis for the Advisor was more relevant. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements and that the Sub-Advisor indicated that it does not anticipate any material fall out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                          OCTOBER 31, 2012 (UNAUDITED)

The Fund's statement of additional information includes additional information about the Trustees and is available, -without charge, upon request, by calling
(800) 988-5891.

                                                                                                     NUMBER OF
                                                                                                   PORTFOLIOS IN
                                                                                                  THE FIRST TRUST       OTHER
         NAME, ADDRESS,            TERM OF OFFICE                                                  FUND COMPLEX    TRUSTEESHIPS OR
       DATE OF BIRTH AND            AND LENGTH OF               PRINCIPAL OCCUPATIONS               OVERSEEN BY     DIRECTORSHIPS
     POSITION WITH THE FUND          SERVICE (2)                 DURING PAST 5 YEARS                  TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee      o Three Year Term  Physician; President, Wheaton Orthopedics;          96       None
c/o First Trust Advisors L.P.                        Co-Owner and Co-Director (January 1996
120 East Liberty Drive,           o Since Fund       to May 2007), Sports Med Center for
  Suite 400                         Inception        Fitness; Limited Partner, Gundersen Real
Wheaton, IL 60187                                    Estate Limited Partnership; Member,
D.O.B.: 04/51                                        Sportsmed LLC

Thomas R. Kadlec, Trustee         o Three Year Term  President (March 2010 to Present), Senior           96       Director of ADM
c/o First Trust Advisors L.P.                        Vice President and Chief Financial Officer                   Investor Services,
120 East Liberty Drive,           o Since Fund       (May 2007 to March 2010), Vice President                     Inc. and ADM
  Suite 400                         Inception        and Chief Financial Officer (1990 to May                     Investor Services,
Wheaton, IL 60187                                    2007), ADM Investor Services, Inc. (Futures                  International
D.O.B.: 11/57                                        Commission Merchant)

Robert F. Keith, Trustee          o Three Year Term  President (2003 to Present), Hibs                   96       Director of
c/o First Trust Advisors L.P.                        Enterprises (Financial and Management                        Trust Company
120 East Liberty Drive,           o Since Fund       Consulting)                                                  of Illinois
  Suite 400                          Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee          o Three Year Term  President and Chief Executive Officer (June         96       Director of
c/o First Trust Advisors L.P.                        2012 to Present), Dew Learning LLC                           Covenant
120 East Liberty Drive,           o Since Fund       (Educational Products and Services); President               Transport Inc.
  Suite 400                         Inception        (June 2002 to June 2012), Covenant College
Wheaton, IL 60187
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee and    o Three Year Term  Chief Executive Officer (December 2010              96       None
Chairman of the Board                                to Present), President (until December
120 East Liberty Drive,           o Since Fund       2010), First Trust Advisors L.P. and First
  Suite 400                         Inception        Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                    Board of Directors, BondWave LLC
D.O.B.: 09/55                                        (Software Development Company/
                                                     Investment Advisor) and Stonebridge
                                                     Advisors LLC (Investment Advisor)

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2014 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2015 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2013 annual meeting of shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                          OCTOBER 31, 2012 (UNAUDITED)

    NAME, ADDRESS           POSITION AND OFFICES        TERM OF OFFICE AND                     PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH              WITH FUND              LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS (3)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley          President and Chief          o Indefinite Term       Chief Operating Officer (December 2010 to Present)
120 East Liberty Drive,  Executive Officer                                    and Chief Financial Officer, First Trust Advisors
   Suite 400                                          o Since January 2012    L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                             Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                 Company/Investment Advisor) and Stonebridge
                                                                              Advisors LLC (Investment Advisor)

James M. Dykas           Treasurer, Chief Financial   o Indefinite Term       Controller (January 2011 to Present), Senior Vice
120 East Liberty Drive,  Officer and Chief                                    President (April 2007 to January 2011), Vice
   Suite 400             Accounting Officer           o Since January 2012    President (January 2005 to April 2007), First Trust
Wheaton, IL 60187                                                             Advisors L.P. and First Trust Portfolios L.P.
D.O.B.: 01/66

W. Scott Jardine         Secretary and Chief          o Indefinite Term       General Counsel, First Trust Advisors L.P., First
120 East Liberty Drive,  Legal Officer                                        Trust Portfolios L.P. and BondWave LLC
   Suite 400                                          o Since Fund Inception  (Software Development Company/Investment
Wheaton, IL 60187                                                             Advisor); Secretary of Stonebridge Advisors LLC
D.O.B.: 05/60                                                                 (Investment Advisor)

Daniel J. Lindquist      Vice President               o Indefinite Term       Senior Vice President (September 2005 to
120 East Liberty Drive,                                                       Present), First Trust Advisors L.P. and
   Suite 400                                          o Since Fund Inception  First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 02/70

Kristi A. Maher          Assistant Secretary and      o Indefinite Term       Deputy General Counsel (May 2007 to Present)
120 East Liberty Drive,  Chief Compliance Officer     o Assistant Secretary
   Suite 400                                            Since Fund Inception
Wheaton, IL 60187                                     o Chief Compliance
D.O.B.: 12/66                                           Officer Since
                                                        January 2011


(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                          OCTOBER 31, 2012 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

Sources of Information

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Brookfield Investment Management Inc.
3 World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

   (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $64,479 for the fiscal year ended October 31, 2011 and $90,500 for the fiscal year ended October 31, 2012.

   (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2011 and $0 for the fiscal year ended October 31, 2012.

       Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2011 and $0 for the fiscal year ended October 31, 2012.

   (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,200 for the fiscal year ended October 31, 2011 and $0 for the fiscal year ended October 31, 2012. These fees were for tax return preparation.

       Tax Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2011 and $0 for the fiscal year ended October 31, 2012.

   (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2011 and $0 for the fiscal year ended October 31, 2012.

       All Other Fees (Investment Adviser) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2011 and $0 for the fiscal year ended October 31, 2012.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in each of paragraphs (b) through
       (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
       (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                   (b)  0%

                   (c)  0%

                   (d)  0%

   (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

   (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant's fiscal year ended October 31, 2011, were $5,200 for the Registrant and $3,720 for the Registrant's investment adviser and for the Registrant's fiscal year ended October 31, 2012 were $0 for the Registrant and $4,120 for the Registrant's investment adviser.

   (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

   (a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

   (a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

   (b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


                     BROOKFIELD INVESTMENT MANAGEMENT INC.
                 PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES
                                   JULY 2010

          BROOKFIELD INVESTMENT MANAGEMENT INC. PORTFOLIO PROXY VOTING
                       POLICIES AND PROCEDURES JULY 2010

The Portfolio Proxy Voting Policies and Procedures (the "Policies and Procedures") set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries (collectively, "BIM") in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients ("Clients") for which BIM has been delegated such proxy voting authority.

A. PROXY VOTING COMMITTEE

BIM's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines ("Guidelines").

B. ADMINISTRATION AND VOTING OF PORTFOLIO PROXIES

1. FIDUCIARY DUTY AND OBJECTIVE

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company's stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM's primary consideration is the economic interests its Clients.

2. PROXY VOTING AGENT

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent's research and analysis as part of BIM's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM's portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission ("SEC").

3. MATERIAL CONFLICTS OF INTEREST

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

      o BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the "Company") whose management is soliciting proxies or BIM is seeking to provide such services;

      o BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

      o BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management's recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

      o If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

      o If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. CERTAIN FOREIGN SECURITIES

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as "share-blocking." If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the "share-blocking period," BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C. FUND BOARD REPORTING AND RECORDKEEPING

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the "Helios Funds") describing:

      o any issues arising under these Policies and Procedures since the last report to the Helios Funds' Boards of Directors and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

      o any proxy votes taken by BIM on behalf of the Helios Funds since the last report to the Helios Funds' Boards of Directors that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors of the Helios Funds with a written report of any recommended changes based upon BIM's experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

      o     these Policies and Procedures, as amended from time to time;

      o records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

      o records of written client requests for proxy voting information and any written responses of BIM to such requests; and

      o any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. AMENDMENTS TO THESE PROCEDURES

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Helios Funds for review and approval.

E. PROXY VOTING GUIDELINES

Guidelines are available upon request.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

Information provided as of January 3, 2013.

Brookfield Investment Management Inc. ("Brookfield") serves as the Fund's Sub-Advisor. Brookfield is a wholly-owned subsidiary of Brookfield Asset Management, a global alternative asset manager with approximately $168 billion in assets under management as of September 30, 2012. The firm has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. They offer a range of public and private investment products and services. On behalf of their clients, Brookfield is also an active investor in the public securities markets.

Through their registered investment advisor, Brookfield Investment Management, their public market activities complement the firm's core competencies as a direct investor. These activities encompass global listed real estate and infrastructure equities, corporate high yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield maintains offices and investment teams in Toronto, Chicago, Boston and London.

Dana E. Erikson, CFA, Managing Director

Mr. Erikson, Portfolio Manager and the Head of the Global High Yield Team, is responsible for the firm's corporate high yield exposures and the establishment of portfolio objectives and strategies. Mr. Erikson has 26 years of investment experience. Prior to joining the firm in 2006, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a senior portfolio manager and the Head of the High Yield team. Prior to that, he was Head of High Yield Research. Mr. Erikson received a BA in Economics from Brown University and an MBA, with honors, from Northeastern University. Mr. Erikson holds the Chartered Financial Analyst designation and he is a member of the Boston Security Analysts Society.

Anthony Breaks, CFA, Director

Mr. Breaks is a Portfolio Manager on the Securitized Products Investments team and has worked for the firm since May 2002. Mr. Breaks is one of four team leaders in mortgage-backed securities ("MBS") and asset-backed securities ("ABS") and is a member of the team's securities analysis committee. In his role, Mr. Breaks is one of the team's portfolio managers. Mr. Breaks also has managed securitized product vehicles, such as SIV, ABCP and CDOs, for Brookfield and has experience in insurance company asset management. Mr. Breaks earned a Bachelor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst designation.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

Information provided as of October 31, 2012.

                                                                                                    # of Accounts     Total Assets
                                                                         Total                    Managed for which     for which
                                                                                                   Advisory Fee is    Advisory Fee
 Name of Portfolio Manager or                                        # of Accounts                    Based on        is Based on
          Team Member                    Type of Accounts*              Managed     Total Assets     Performance       Performance
 ----------------------------            -----------------              -------     ------------     -----------       -----------

1.  Dana Erikson                 Registered Investment Companies:          7           $563M              0                $0
                                 Other Pooled Investment Vehicles:         4           $233M              1               $126M
                                 Other Accounts:                           1            $63M              0                $0

2.  Anthony Breaks               Registered Investment Companies:          1            $72M              0                $0
                                 Other Pooled Investment Vehicles:         0             $0               0                $0
                                 Other Accounts:                           2           $447M              0                $0



PORTFOLIO MANAGER POTENTIAL CONFLICTS OF INTERESTS

Potential conflicts of interest may arise when a fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Fund. These potential conflicts may include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a client's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Brookfield Investment Management Inc. ("Brookfield") has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for it and the individuals that it employs. For example, Brookfield seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. Brookfield also has adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS PORTFOLIO MANAGER COMPENSATION

Information provided as of October 31, 2012.

The Fund's portfolio managers are compensated by the sub-advisor. Brookfield compensates its portfolio managers based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for Brookfield's portfolio managers varies in line with a portfolio manager's seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of Brookfield or supervising various departments) includes consideration of the scope of such responsibilities and the portfolio manager's performance in meeting them. Brookfield seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation also are influenced by the operating performance of Brookfield and its parent company, Brookfield Asset Management Inc. While the salaries of Brookfield's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of Brookfield and measured by individual and team-oriented performance guidelines. The amount of the Long Term Incentive Plan (LTIP) is approved by the board of directors annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.


(A)(4)  DISCLOSURE OF SECURITIES OWNERSHIP


Information provided as of October 31, 2012.



                                     Dollar Range of Fund Shares
       Name                               Beneficially Owned

       Dana Erikson                               $0
       Anthony Breaks                             $0


(B)    Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

   (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)       First Trust Strategic High Income Fund II
             -----------------------------------------------------

By (Signature and Title)*       /s/ Mark R. Bradley
                                ------------------------------------------------
                                Mark R. Bradley, President and
                                Chief Executive Officer
                                (principal executive officer)

Date  December 24, 2012
     -----------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Mark R. Bradley
                                ------------------------------------------------
                                Mark R. Bradley, President and
                                Chief Executive Officer
                                (principal executive officer)

Date  December 24, 2012
     -----------------------

By (Signature and Title)*       /s/ James M. Dykas
                                ------------------------------------------------
                                James M. Dykas, Treasurer,
                                Chief Financial Officer and
                                Chief Accounting Officer
                                (principal financial officer)

Date  December 24, 2012
     -----------------------

* Print the name and title of each signing officer under his or her signature.